UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2004


                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                          (State or other jurisdiction
                               of incorporation or
                                  organization)

                   1-12935                                  20-0467835
          (Commission File Number)                       (I.R.S. Employer
                                                         Identification No.)

            5100 Tennyson Parkway
                 Suite 3000
                Plano, Texas                                   75024
       (Address of principal executive                       (Zip code)
                  offices)

Registrant's telephone number, including area code:         (972)673-2000


                 _____________________N/A ______________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 1 - Registrant's Business and Operations

Section 1 - Registrant's Business and Operations

     Item 1.01  Entry into a Material Definitive Agreement.

     On September 1, 2004, Denbury Resources, or the Company, entered into a Fifth Amended and Restated Credit Agreement among Denbury Onshore, LLC, as borrower, the Company, as parent guarantor, certain financial institutions, as banks, Bank One, N.A., as administrative agent, and certain other financial institutions as syndication and documentation agents, all of which were a party to the previous credit agreement. The Company indirectly owns all of the issued and outstanding membership interests in Denbury Onshore, LLC.

     The new agreement modified the prior agreement by (i) creating a structure wherein the commitment amount and borrowing base amount are no longer the same,
(ii) improving the credit pricing to the Company by reducing the interest rate chargeable at certain levels of borrowing, (iii) extending the term by three years to April 30, 2009, (iv) reducing the collateral requirements, (v) authorizing up to $20 million of possible future CO2 volumetric production payment transactions with Genesis Energy, and (vi) other minor modifications and corrections. Under the new agreement, the borrowing base is $200 million, a $25 million increase over the prior borrowing base, and the commitment amount is $100 million. The borrowing base represents the amount that the Company could borrow from a credit standpoint based on its assets, as confirmed by the banks, while the commitment amount is the amount the Company has asked the banks to commit to fund pursuant to the terms of the credit agreement. The banks have the option to participate in any borrowing request by the Company in excess of the commitment amount, up to the borrowing base limit, although the banks are not obligated to fund any amount in excess of $100 million, the commitment amount. The Company will pay commitment fees on the commitment amount, not the borrowing base, thus lowering the Company's overall cost relating to its available credit.

Section 9 - Financial Statements and Exhibits

     Item 9.01  Financial Statements and Exhibits.

          (a) Financial statements of businesses acquired.

                  Not applicable.

          (b) Pro forma financial information.

                  Not applicable.

          (c) Exhibits.

     The following  exhibits are furnished in accordance  with the provisions of
Item 601 of Regulation S-K:

                  Exhibit
                  Number           Description of Exhibit

                   1.1             Fifth Amended and Restated Credit  Agreement among Denbury  Onshore,  LLC, as
                                   Borrower,  Denbury  Resources Inc., as Parent Guarantor, Bank One, N.A. as
                                   Administrative Agent, and certain other financial institutions, dated as of September 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               DENBURY RESOURCES INC.


Date: 9/2/04                  /s/ Phil Rykhoek
                              --------------------------------------------------
                              Phil Rykhoek,
                              Senior Vice President & Chief Financial Officer